Building the Premier Women’s Health Company 1Q 2021 Earnings May 6, 2021 Exhibit 99.2

Forward-Looking Statements This presentation by TherapeuticsMD, Inc. (referred to as “we,” “our,” or the “Company”) may contain forward-looking statements. Forward-looking statements may include, but are not limited to, statements relating to our objectives, plans and strategies, as well as statements, other than historical facts, that address activities, events or developments that we intend, expect, project, believe or anticipate will or may occur in the future. These statements are often characterized by terminology such as “believe,” “hope,” “may,” “anticipate,” “should,” “intend,” “plan,” “will,” “expect,” “estimate,” “project,” “positioned,” “strategy” and similar expressions and are based on assumptions and assessments made in light of our managerial experience and perception of historical trends, current conditions, expected future developments and other factors we believe to be appropriate. Forward-looking statements in this presentation are made as of the date of this presentation, and we undertake no duty to update or revise any such statements, whether as a result of new information, future events or otherwise. Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, many of which may be outside of our control. Important factors that could cause actual results, developments and business decisions to differ materially from forward-looking statements are described in the sections titled “Risk Factors” in our filings with the Securities and Exchange Commission (SEC), including our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, as well as our current reports on Form 8-K, and include the following: the effects of the COVID-19 pandemic; the company’s ability to maintain or increase sales of its products; the company’s ability to develop and commercialize Imvexxy®, ANNOVERA®, and BIJUVA® and obtain additional financing necessary therefor; whether the company will be able to comply with the covenants and conditions under its term loan facility, including the minimum net revenue and minimum cash covenants; whether the company will be able to successfully divest its vitaCare business and how the proceeds that may be generated by such divestiture will be used; the potential of adverse side effects or other safety risks that could adversely affect the commercialization of the company’s current or future approved products or preclude the approval of the company’s future drug candidates; whether the FDA will approve the lower dose of BIJUVA; the company’s ability to protect its intellectual property, including with respect to the Paragraph IV notice letters the company received regarding Imvexxy and BIJUVA; the length, cost and uncertain results of future clinical trials; the company’s reliance on third parties to conduct its manufacturing, research and development and clinical trials; the ability of the company’s licensees to commercialize and distribute the company’s products; the ability of the company’s marketing contractors to market ANNOVERA; the availability of reimbursement from government authorities and health insurance companies for the company’s products; the ability to grow the company’s vitaCare business; the impact of product liability lawsuits; the influence of extensive and costly government regulation; the volatility of the trading price of the company’s common stock and the concentration of power in its stock ownership. This non-promotional presentation is intended for investor audiences only.

Summary of Q1 Performance Strong execution in the first quarter aligned with operating plan to drive shareholder value ANNOVERA Remains #1 priority in portfolio Refined commercial strategies to address both short and long-term impacts from COVID-19 New patents improve durability and exclusivity to June 2039 MENOPAUSE FRANCHISE Highest net revenue per unit for both IMVEXXY and BIJUVA Won appeal with FDA for low dose 0.5/100 BIJUVA vitaCare Prescription Services Divestiture process continues to unlock shareholder value 2 new customers go live plus strong pipeline with approximately 20 potential customers Continue to build foundation to become free-standing entity in a rapidly growing sector with no clear market leader

1Q21 Financial Overview

Quarterly Net Revenue Trends Millions 1Q21 Highlights Total net product revenue increased 60% 1Q21 vs 1Q20 ANNOVERA net revenue increased 285% Average net revenue per unit $1,071(1) IMVEXXY net revenue increased 10%  Average net revenue per unit $61(1) BIJUVA net revenue increased 120% Average net revenue per unit $69(1) Improved net revenue per unit 13% for IMVEXXY and 33% for BIJUVA in 1Q21 versus 4Q20 Menopausal franchise has historically retracted in 1Q versus 4Q due to high deductible and copay resets $12.3 Quarterly Net Product Revenue Total net product revenue may not add due to rounding. (1) Average net revenue per unit calculated based on units sold to wholesalers and pharmacies divided into net revenue for the quarter. $19.6 $22.6

Financial Results: Comparison 1Q 2021 to 4Q 2020 and 1Q 2020 Reduced debt to $184M by a $50M cash payment Gross Margin of 76% Impacted by write-offs of production related costs for ANNOVERA of $0.9M Reduced operating expenses by $16M to $44.5M as compared to 1Q20  Net cash used in operating activities decreased to $38.4M 1Q21 4Q20 1Q20        Balance Sheet(1) Cash $137,617 $80,486 $170,098 Debt $183,970 $237,698 $243,429        Income Statement Net Product Revenue $19,632 $22,577 $12,251 Gross Profit from Products $14,945 $16,996 $9,536 Gross Margin % 76% 75% 78% Total Operating Expenses $44,457 $51,604 $60,458 Net loss ($39,383) ($42,088) ($56,849)        Statement of Cash Flow Net Cash Used In Operating Activities ($38,380) ($30,357) ($39,111) (1) Balance Sheet as of quarter end. Comparison of Key Financial Statement Items [in 1,000’s]

ANNOVERA: Unique Opportunity to Create a New Segment within Birth Control

ANNOVERA TRX: Continued Growth Through COVID-19

Annovera® (segesterone acetate and ethinyl estradiol vaginal system) Delivers 0.15 mg/0.013 mg per day



ANNOVERA Quarterly TRx
6,200
5,700
5,200
4,700
4,200
3,700
3,200
2,700
2,200
2,361
5,950
6,239
1Q20
4Q20
1Q21

1Q21 Key Metrics

- 164% YOY and 5% QOQ TRx growth
- Net revenue per unit at $1,071
  - Expect annual net revenue per unit to average ~$1,100 for the year
- ~17% increase in prescribers with a prescription in 1Q21 compared to 4Q20 (~3,160 vs ~2,700)
- Refill rates remain at ~50%

Source: Prescription data per Symphony Health PHAST Data.

TherapeuticsMD®

FOR INVESTOR PRESENTATION PURPOSES ONLY.

8

ANNOVERA Creating a New Procedure Free Long-Acting Segment  New messaging focuses on long-acting procedure free alternative to IUD is attracting previous IUD users  Q4 2020 Q1 2021 Oral Contraception 22% 22% NuvaRing & Generics 53% 43% Injection/Patch 13% 11% IUD/Implant 8% 18% New to Birth Control 5% 6% The majority of ANNOVERA patients are new to rings Source: vitaCare patient survey data.

Payor Update: Progress In Spite of Express Scripts (ESI) Formulary Removal

		Coverage April 21, 2021
Annovera (segesterone acetate and ethinyl estradiol vaginal system) Delivers 0.15 mg/0.013 mg per day	Commercial	57% UR, 66%(1)
	Medicaid	56%(2)
	Department of Defense	On Formulary
Imvexxy (estradiol vaginal inserts)	Commercial	75%
	Part D	37%+(3)
Bijuva 1mg/100mg (estradiol and progesterone) capsules	Commercial	78%

Recent changes to access:

- Effective April 1st, 2021, ESI replaced branded contraceptives with generics on formulary and placed branded contraceptives on the drug exclusion list. This included ANNOVERA.
- ESI patients continue to receive ANNOVERA when their prescribers submit Letters of Medical Necessity (LMN) through the protection of the Affordable Care Act (ACA)

Source: MMIT as of April 2021.

Note: (1) 66% covered with prior authorization (PA) / step edit; UR=unrestricted. (2) ANNOVERA Medicaid Note: estimated coverage will increase from 40% in April to ~56% on when MediCal controls all the Medicaid Managed Care formularies in California. (3) Includes lives with PA to indication only. (4) https://www.express-scripts.com/art/open_enrollment/DrugListExclusionsAndAlternatives.pdf, Accessed 4/29/2021.

TherapeuticsMD
FOR INVESTOR PRESENTATION PURPOSES ONLY.
10

Prescriber Access Still an Ongoing Challenge, but COVID-19 Headwinds Beginning to Recede HCPs believe in-person visit volume may double from current levels within a year, but a sizeable gap to pre-COVID levels will continue TXMD access currently at 40%: Successfully supplementing access with innovative, live and virtual programs  Pre-Covid Baseline (100%) 27%

NRx Trend of Recently Launched Mass Market Product Volumes Symphony Health National Level Data. All trademarks are property of their respective owners. Brand Name Indication Mar-21 Feb-21 Jan-21 Dec-20 ANNOVERA Contraception - TXMD 2,145 1,724 1,770 1,728 Phexxi Contraception 4,282 2,446 1,819 1,612 Twirla Contraception 623 430 270 104 Slynd Contraception 14,726 12,077 12,388 11,923 Orilissa Endometriosis 5,918 5,125 5,420 5,668 Solosec Bacterial Vaginosis 2,867 2,461 2,817 3.378 Aklief Acne 15,000 11,668 12,631 14,332 Winlevi Acne 14 15 5 Klisyri Actinic Keratosis 733 48 Dayvigo Insomnia 8,772 6,892 6,396 6,332 Nexletol Cholesterol 3,829 3,112 2,963 2,947 Nurtec ODT Migraine 36,644 30,904 30,460 32,413 Reyvow Migraine 1,837 1,539 1,430 1,620 Vyepti Migraine 78 48 28 55 Ubrelvy Migraine 44,480 35,690 35,350 38,850 Rhopressa Elevated Eye Pressure 14,841 12,020 13,226 14,020 Rocklatan Elevated Eye Pressure 9,378 7,812 8,358 8,714 COVID’s impact on recently launched brands

COVID-19 challenges have created a faster shift to technology solutions  Increasing breadth of  telemedicine solutions and services for patients  Digital allows for fast data, learning and adaptation Capability built across organization in change management  "Fast" pilot, pivot, production COVID-19 Constraints Accelerated New Ways to Engage with Consumers

ANNOVERA's Attributes Create Significant Interest with Consumers, but Access to Patients Remains Difficult ANNOVERA consumer campaign drove over 2M visitors to the website from July 2020-March 2021 *Reflects single-source data transformed to reflect full digital business from July 2020 to March 2021 Only 2% of the 2.1M decided to start the process of getting ANNOVERA online  Only 20% of those who started the process of getting ANNOVERA online get to the final step of obtaining a prescription  Only 45% who obtained a prescription get it filled  2.1M Visitors to ANNOVERA.com 42K (2%) began effort to get ANNOVERA online 8K * scripts written (20%) 3.5K * scripts filled (45%)

Goal: Translate Significant Interest into Increased Consumers that can Access ANNOVERA ANNOVERA Campaigns Drive High level of Interest Latest round of banner ads are double the industry benchmark (.19%) Vagina Appreciation Day PR event drove a 380% increase in organic search and drove a 35% increase to the website  2.1M Visitors to ANNOVERA.com 42K (2%) began effort to get ANNOVERA online 8K scripts written (20%) 3.5K scripts filled (45%)

Goal: Increase Breadth of Options for Consumers to Access ANNOVERA Opportunity to help more women who choose to get ANNOVERA online Website enhancements that provide clear information on how to “take action” Increased breadth of options to “Get ANNOVERA” Talk to a doctor now Fill out information to see if you qualify  Support for patient to reach out to their doctor 2.1M Visitors to ANNOVERA.com 42K (2%) began effort to get ANNOVERA online 8K scripts written (20%) 3.5K scripts filled (45%)

Goal: Improve Rate of those that Receive a Prescription  Telehealth improving each quarter: 30% increase in prescriptions from telehealth quarter over quarter, the fastest growing channel for ANNOVERA   Increase dependent on breadth of options and efficiency of the process In Q1, pilot programs demonstrated ability to help more women who wanted ANNOVERA receive a prescription; program is now being expanded Opportunity to help more women who want ANNOVERA actually receive a prescription  *Reflects single-source data transformed to reflect full digital business from July 2020 to March 2021 2.1M Visitors to ANNOVERA.com 42K (2%) began effort to get ANNOVERA online 8K * scripts written (20%) 3.5K scripts filled (45%)

Goal: Increase the Fill Rate Once a Prescription is Written



2.1M Visitors to ANNOVERA.com
42K (2%) began effort to get ANNOVERA online
8K* scripts written (20%)
3.5K* scripts filled (45%)

Opportunity to increase from ~45%

- Reasons for drop off are cost/coverage issues
- Industry fill rate average is ~50%
- With vitaCare support, before sending to a retail/mail order pharmacy, the fill rate is ~70% for IMVEXXY/BIJUVA

Solution: Use of vitaCare to support patients receiving an ANNOVERA Prescription

- Launched April 13th

*Reflects single-source data transformed to reflect full digital business from July 2020 to March 2021

TherapeuticsMD®

FOR INVESTOR PRESENTATION PURPOSES ONLY.

18

ANNOVERA Solutions to Grow Access to Patients  Continue on the path we are on today with a combination of our consumer campaign and public relations events  Website enhancements that provide clearer guidance on how to "take action" Increase breadth of options for a patient to access a healthcare provider  Improve efficiency of process to connect with a healthcare provider  Use of vitaCare support for patients SOLUTIONS *Reflects single-source data transformed to reflect full digital business from July 2020 to March 2021 2.1M Visitors to ANNOVERA.com 42K (2%) began effort to get ANNOVERA online 8K * scripts written (20%) 3.5K * scripts filled (45%)

ANNOVERA’s exclusivity position has significantly improved over the last 12 months Three new patent issuances in 2021 that offer improved strategic value and durability Further patent work is on-going Six patents listed in the Orange Book Most recent patents extend patent exclusivity from February of 2039 to June 2039 ANNOVERA Intellectual Property

IMVEXXY: Fastest Growing Branded Product in Vulvar and Vaginal Atrophy Category

IMVEXXY Performance Drivers

Imvexxy (estradiol vaginal inserts)



IMVEXXY Quarterly Performance
TRx
NRx
Thousands
135
130
125
120
115
110
105
100
40
35
30
25
20
125.8
123.5
108.2
38.3
33.8
34.1
1Q20
4Q20
1Q21
1Q20
4Q20
1Q21

IMVEXXY 1Q21 Performance

- IMVEXXY volume trends across the past year aligned with VVA market
- Loss of TRx Q1 vs. Q4 due to cash pay shift
  - 1Q historically lower than 4Q due to the impact of high deductible insurance plans resetting
- Net revenue per unit improved to $61 offsetting volume losses
  - Expect annual blended net price to be in a range of ~$65 to ~$75 average for 2021
- ~2% increase in prescribers writing a prescription in 1Q21 compared to 4Q20 (~13,745 vs ~13,500)
- Average of ~6 fills per patient annually

Source: Prescription data per Symphony Health PHAST Data.

TherapeuticsMD®

FOR INVESTOR PRESENTATION PURPOSES ONLY.

22

2021 IMVEXXY Strategic Initiatives: Status Update IMVEXXY Weekly TRx As expected, short-term impact on volume Jan 1st Cash Pay Changed to $75 IMVEXXY back to strong growth post cash pay change Realize Higher Net Pricing Data Source: Prescription data per Symphony Health PHAST Data.

IMVEXXY Net Price Build Shows Improvement Jan 1st Cash Pay Changed to $75 1 Average net revenue per unit calculated based on units sold to wholesalers and pharmacies divided into net revenue for the quarter. Effective 1Q20, this reflects a change in methodology from previous “calculated net revenue per unit” which used units sold to patients in the quarter. (1) 39% improvement in net price for 1Q21 compared to 1Q20 13% improvement in net price for 1Q21 compared to 4Q20

REIGN YOU TUBE Quant (% Based on all Respondents) Audio and video cannot be skipped for 5 seconds Once engaged, most remain 29 = 19% IMVEXXY Campaign Quantitative Test, N=150, Oct. 2020 August-September 2020 Results. Display CTR 0.08% CTR: Click through rate. VCR: Video Completion Rate 1 in 4 1 in 5 Consumer Campaign, Reign Launched April 26th START VIDEO (1s +) WATCHING AT 8 SEC TAKE ACTION TALK TO DOCTOR WATCH FULL VIDEO 29= 19% 39 = 26% 150 = 100% 144 = 96% 113 = 75%

BIJUVA: First and Only FDA-Approved Bio-Identical Solution in Vasomotor Symptoms (VMS) Market

BIJUVA Volume Increased YoY with Limited Focus

Bijuva 1mg/100mg
(estradiol and progesterone) capsules



BIJUVA Quarterly Performance
TRx
NRx
Thousands
35
30
25
20
8
7
6
5
4
27.0
33.0
30.8
6.4
7.6
7.2
1Q20
4Q20
1Q21
1Q20
4Q20
1Q21

Source: Symphony

BIJUVA 1Q21 Trends

- Loss of TRx due to copay shift that is now rebounding
- ~3% increase in prescribers writing a prescription in 1Q21 compared to 4Q20 (~4,900 vs ~4,750)
  - 1Q historically lower than 4Q due to the impact of high deductible insurance plans resetting
- Net revenue per unit improved to $69
- Targeted approach with supporting Bio-Ignite to maintain brand loyalists with 7 sales representatives

Data Source: Prescription data per Symphony Health PHAST Data.

TherapeuticsMD®

FOR INVESTOR PRESENTATION PURPOSES ONLY.

27

BIJUVA 0.5 mg/100 mg - Update Formal Dispute Resolution Request granted by FDA APPEAL GRANTED “Study TXC12-05 has provided sufficient data for approval of the 0.5 mg/100 mg dose of Bijuva” “Sufficient evidence from other data provided in your original NDA” Type B meeting scheduled on 05/12/2021 to discuss: Resubmission and label discussions

Key Takeaways Improved cash position Lowered debt by $50M Increased revenue growth while significantly lowering operating expenses by $16.0M YOY Record nets per unit for menopausal products vitaCare process continues and strong execution enhances divesture value TXMD performance aligned with 2021 operating plan Goal of achieving EBITDA breakeven on a quarterly basis in 1H22

Q&A

Appendix

Leading Indicator of Potential Future Growth: ANNOVERA Writers Continue to Grow Growth across all categories of targets that are sales force driven Growth across non-targets that are marketing driven Key Takeaways

ANNOVERA Goal: Become a New Segment in Birth Control Daily Weekly Monthly 3-10 Years Annual, Procedure Free SHORT-ACTING LONG-ACTING 3 mo. injection Short-Acting Decline –4.2% CAGR(1) 1 Year Long-Acting Growth +15% CAGR(1) Note: (1) Based on company filings. Market Void

Goal: Supplement Reach and Frequency of Salesforce to Providers through Innovative Programs Fireside Chats: Deep Dives on ANNOVERA by qualified Healthcare Providers in conjunction with a sales representative Since inception in Q4, ~500 events conducted 845 unique HCP attendees 14 self-scheduled events without a representative 99 events scheduled for May  Activation of new prescribers (167)  Reactivation of lapsed writers  Results